UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________
FORM 8-K/A
___________________________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2018 (July 2, 2018)
 ___________________________________
Trimble Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-14845	94-2802192
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer I.D. No.)

935 Stewart Drive, Sunnyvale, California, 94085
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (408) 481-8000
 ___________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

This amendment is being filed to amend and supplement Item 9.01 of the Current Report on Form 8-K filed by Trimble Inc. (“Trimble” or the “Company”) on July 2, 2018, to include the historical financial statements of Waterfall Holdings, Inc., a Delaware corporation, the holding company of Viewpoint, Inc., a Delaware corporation, the business acquired, and the unaudited pro forma condensed combined financial information required pursuant to Article 11 of Regulation S-X. The acquired business, including Waterfall Holdings, Inc. and its indirect subsidiary Viewpoint, Inc., is referred to herein as “Viewpoint” for the purpose of the unaudited pro forma condensed combined financial statements.

Item 9.01 Financial Statements and Exhibits
(a) Financial Statements of Business Acquired.
The audited consolidated financial statements of Waterfall Holdings, Inc. as of and for the year ended December 31, 2017, are included as Exhibit 99.1 to this Form 8-K/A. The unaudited condensed consolidated financial statements of Waterfall Holdings, Inc. as of and for the first quarter ended March 31, 2018 are included as Exhibit 99.2 to this Form 8-K/A.

(b) Pro Forma Financial Information.
The unaudited pro forma condensed combined balance sheet for Trimble and Viewpoint as of the first quarter ended fiscal 2018 and unaudited pro forma condensed combined statements of income for Trimble and Viewpoint for the first quarter of fiscal 2018 and fiscal year ended 2017 are included as Exhibit 99.3 to this Form 8-K/A and are incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description

23.1	Consent of KPMG LLP, Independent Registered Public Accounting Firm

99.1	Audited consolidated financial statements of Waterfall Holdings, Inc. as of and for the year ended December 31, 2017.

99.2	Unaudited condensed consolidated financial statements of Waterfall Holdings, Inc. as of and for the first quarter ended March 31, 2018.

99.3
Unaudited pro forma condensed combined balance sheet for Trimble and Viewpoint as of the first quarter ended fiscal 2018 and unaudited pro forma condensed combined statements of income for Trimble and Viewpoint for the first quarter of fiscal 2018 and fiscal year ended 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIMBLE INC.
(Registrant)

By:	/s/ Robert G. Painter
Robert G. Painter
Chief Financial Officer
(Authorized Officer and Principal Financial Officer)

Dated: September 10, 2018